UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

               Investment Company Act file number    811-21344
                                                    -----------

            First Trust/Four Corners Senior Floating Rate Income Fund
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               (Exact name of registrant as specified in charter)

                        120 East Liberty Drive, Suite 400
                                Wheaton, IL 60187
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               (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.
                           First Trust Portfolios L.P.
                        120 East Liberty Drive, Suite 400
                                Wheaton, IL 60187
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                     (Name and address of agent for service)

        registrant's telephone number, including area code: 630-765-8000
                                                           --------------

                         Date of fiscal year end:   May 31
                                                  ----------

                   Date of reporting period:   November 30, 2009
                                             --------------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.



[GRAPHIC OMITTED]


                                          SEMI-ANNUAL
                                          REPORT

                                          For the Six Months Ended
                                          November 30, 2009




                                          FIRST TRUST/
                                          FOUR CORNERS
                                          SENIOR FLOATING
                                          RATE INCOME FUND






[LOGO OMITTED]      FOUR CORNERS                 [LOGO OMITTED]  FIRST TRUST
              CAPITAL MANAGEMENT


Front Cover

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------


         First Trust/Four Corners Senior Floating Rate Income Fund (FCM)
                               Semi-Annual Report
                                November 30, 2009

Shareholder Letter                                              1
At A Glance                                                     2
Portfolio Commentary                                            3
Portfolio of Investments                                        6
Statement of Assets and Liabilities                            16
Statement of Operations                                        17
Statements of Changes in Net Assets                            18
Statement of Cash Flows                                        19
Financial Highlights                                           20
Notes to Financial Statements                                  21
Additional Information                                         27


                  Caution Regarding Forward-Looking Statements

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Four Corners Capital Management, LLC ("Four Corners" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust/Four Corners Senior Floating Rate Income Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.


                         Performance and Risk Disclosure

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Notes to Financial Statements for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.


                             How to Read This Report

This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of Four Corners are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------


         First Trust/Four Corners Senior Floating Rate Income Fund (FCM)
                               Semi-Annual Report
                                November 30, 2009

Dear Shareholders:

The year 2009 was more positive for the U.S. and global markets, which eased the minds of economists and investors alike. Many economists believe that the recession that began in December 2007 ended in March 2009. In fact, the Dow Jones Industrial Average's total return from March 9 (the statistical end of the bear market) to November 30, 2009, was 61.59%. Of course, no one can guarantee that this trend will continue, but the economy has continued to rise and most investors have found it easier to open their financial statements since March.

First Trust Advisors L.P. ("First Trust") has always believed that in order to be successful in reaching your financial goals, you should be invested for the long term. A long-term investor understands that the market, from a historical perspective, has always experienced ups and downs. But history has shown that the patient investor is typically rewarded over the long term. We have always believed that staying invested in quality products and having a long-term perspective can help investors reach their financial goals.

The report you hold contains detailed information about your investment in First Trust/Four Corners Senior Floating Rate Income Fund (the "Fund"). It contains a portfolio commentary from the Fund's portfolio management team that provides a market recap for the period, a performance analysis and a market and Fund outlook. Additionally, the report provides the Fund's financial statements for the period covered by the report. I encourage you to read this document and discuss it with your financial advisor.

Since its inception, First Trust has been through many types of markets. We remain committed to bringing you quality investment solutions regardless of the inevitable volatility the market experiences. We offer a variety of products that can fit many financial plans to help those investors seeking long-term investment success. As well, we are committed to making available up-to-date information about your investments so you and your financial advisor have current information on your portfolio.

We continue to value our relationship with you, and we thank you for the opportunity to assist you in achieving your financial goals.



Sincerely,


/s/ James A. Bowen


James A. Bowen
President of First Trust/Four Corners Senior Floating Rate Income Fund

First Trust/Four Corners Senior Floating Rate Income Fund
"AT A GLANCE"
As of November 30, 2009 (Unaudited)



-------------------------------------------------------------------------
Fund Statistics
-------------------------------------------------------------------------
Symbol on NYSE Amex                                                  FCM
Common Share Price                                                $11.10
Common Share Net Asset Value ("NAV")                              $13.11
Premium (Discount) to NAV                                       (15.33)%
Net Assets Applicable to Common Shares                       $64,566,199
Current Monthly Distribution per Common Share (1)                $0.0300
Current Annualized Distribution per Common Share                 $0.3600
Current Distribution Rate on Closing Common Share Price (2)        3.24%
Current Distribution Rate on NAV (2)                               2.75%
-------------------------------------------------------------------------



-------------------------------------------------------------------------
Common Share Price & NAV (weekly closing price)
-------------------------------------------------------------------------

[CHART OMITTED]

                       [DATA POINTS REPRESENTED IN CHART]

                               Common Share Price          NAV
             11/30/2008           $ 6.70                 $ 8.72
             12/26/2008             6.45                   7.88
              1/30/2009             8.01                   8.99
              2/27/2009             7.50                   9.23
              3/27/2009             7.66                   9.32
              4/24/2009             8.50                  10.40
              5/29/2009             9.69                  11.42
              6/26/2009             9.40                  11.98
              7/31/2009            10.55                  12.73
              8/28/2009            10.93                  12.95
              9/25/2009            11.45                  13.21
             10/30/2009            11.40                  13.23
             11/30/2009            11.10                  13.11



------------------------------------------------------------------------------------------------------------------
Performance
------------------------------------------------------------------------------------------------------------------
                                                                     Average Annual          Average Annual
                                                                      Total Return            Total Return
                                6 Months Ended     1 Year Ended       5 Years Ended       Inception (9/25/2003)
                                  11/30/2009        11/30/2009         11/30/2009             to 11/30/2009
FUND PERFORMANCE
 NAV (3)                            17.13%            60.07%             -0.32%                   0.82%
 Market Value (4)                   16.87%            76.38%             -3.35%                  -2.58%
INDEX PERFORMANCE
 S&P/LSTA Leveraged Loan Index      16.32%            42.95%              3.71%                   4.16%
------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------
                                              % of Long-Term
 Industry Classifications                       Investments
----------------------------------------------------------------
  Health Care Providers & Services                 12.0%
  Media                                            10.1
  Electric Utilities                                7.3
  Hotels, Restaurants & Leisure                     5.9
  Chemicals                                         5.8
  Aerospace & Defense                               4.6
  Diversified Consumer Services                     4.5
  Pharmaceuticals                                   3.8
  Containers & Packaging                            3.6
  Oil, Gas & Consumable Fuels                       3.6
  Software                                          3.6
  Diversified Telecommunication Services            3.3
  Paper & Forest Products                           3.1
  Commercial Services & Supplies                    2.6
  Independent Power Producers & Energy Traders      2.5
  IT Services                                       2.4
  Road & Rail                                       2.3
  Food & Staples Retailing                          1.9
  Semiconductors & Semiconductor Equipment          1.7
  Real Estate Investment Trusts (REITs)             1.6
  Specialty Retail                                  1.5
  Food Products                                     1.5
  Computers & Peripherals                           1.4
  Capital Markets                                   1.2
  Insurance                                         1.1
  Multi-Utilities                                   1.1
  Metals & Mining                                   1.0
  Energy Equipment & Services                       1.0
  Health Care Equipment & Supplies                  0.8
  Gas Utilities                                     0.7
  Electronic Equipment, Instruments & Components    0.5
  Airlines                                          0.5
  Automobiles                                       0.5
  Internet & Catalog Retail                         0.5
  Household Durables                                0.5
----------------------------------------------------------------
                                    Total         100.0%
                                            ====================



----------------------------------------------------------------
                                              % of Long-Term
 Credit Quality (S&P Ratings) (5)               Investments
----------------------------------------------------------------
  BBB                                               2.4%
  BBB-                                              4.8
  BB+                                               9.0
  BB                                               14.4
  BB-                                              26.5
  B+                                               16.8
  B                                                10.1
  B-                                                3.8
  CCC                                               0.7
  CC                                                0.3
  D                                                 2.4
  NR                                                2.5
  NR (Privately Rated Securities)                   6.3
----------------------------------------------------------------
                                   Total          100.0%
                                            ====================



----------------------------------------------------------------
                                              % of Long-Term
 Top 10 Holdings                                Investments
----------------------------------------------------------------
  NRG Energy, Inc.                                  1.9%
  The Hertz Corporation                             1.8
  Affinion Group, Inc.                              1.7
  Dynegy Holdings, Inc.                             1.7
  Huntsman International, LLC                       1.5
  Georgia-Pacific Corporation                       1.5
  Activant Solutions, Inc.                          1.5
  CHS/Community Health Systems, Inc.                1.4
  Harland Clarke Holdings Corp.                     1.4
  Lifepoint Hospitals, Inc.                         1.4
----------------------------------------------------------------
                                    Total          15.8%
                                            ====================


___________________
(1) Most recent distribution paid or declared through 11/30/2009. Subject to change in the future.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share Price or NAV, as applicable, as of 11/30/2009. Subject to change in the future.

(3) Total return based on NAV is the combination of reinvested dividend distributions and reinvested capital gain distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share and does not reflect sales load. Past performance is not indicative of future results.

(4) Total return based on market value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in Common Share Price. Past performance is not indicative of future results.

(5) Ratings below BBB- by Standard & Poor's Ratings Group are considered to be below investment grade.

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                        PORTFOLIO COMMENTARY (Unaudited)
--------------------------------------------------------------------------------


                                  Sub-Advisor

Four Corners Capital Management, LLC ("Four Corners"), a Macquarie Funds Group company, was founded in 2001 by a team of investment professionals and an affiliate of Australia-based Macquarie Group Limited ("Macquarie") and became a wholly-owned, indirect subsidiary of Macquarie in 2008. Macquarie Group is a global provider of banking, financial, advisory, investment and funds management services. Macquarie Funds Group, with over $69.5 billion in assets under management (as of November 30, 2009) is the global asset management business of Macquarie Group. Macquarie Funds Group offers a diverse range of products including managed funds, funds-based structured products, hedge funds and fund of funds. Four Corners managed approximately $2.3 billion of assets (as of November 30, 2009), with an emphasis on senior secured floating-rate corporate loans ("Senior Loans"). The experienced professionals at Four Corners specialize in structuring and managing Senior Loan-based products for a global client base. With multiple investment products, Four Corners' clients include institutional investors, corporations, investment funds, and high net worth and retail investors. Four Corners is an investment advisor registered under the Investment Advisers Act of 1940, as amended.


                           Portfolio Management Team

Robert I. Bernstein, CFA
Co-Portfolio Manager
Chief Investment Officer, Four Corners Capital Management, LLC

Mr. Bernstein is responsible for managing Four Corners' investment activities. He has over 18 years of experience in leveraged finance including senior secured loans, high-yield bonds and private equity investments. Prior to joining Four Corners, Mr. Bernstein was a partner of The Yucaipa Companies, a Los Angeles-based private equity firm, where he completed M&A transactions and leveraged financings valued in excess of $4 billion. Previously, Mr. Bernstein was a Vice President in Bankers Trust's leveraged finance group, where he arranged senior loan and high-yield bond financings for financial sponsors and corporate issuers. Mr. Bernstein also worked in GE Capital's restructuring group, where he focused primarily on asset-based loans to distressed borrowers. Mr. Bernstein received an MBA in Finance from the University of Chicago and a BBA in Finance magna cum laude from Hofstra University. He has earned the Chartered Financial Analyst designation. Mr. Bernstein also served as an infantry officer in the U.S. Marine Corps.

Drew R. Sweeney
Co-Portfolio Manager
Senior Vice President, Four Corners Capital Management, LLC

Mr. Sweeney's responsibilities include the co-portfolio management of Four Corners' retail funds as well as coverage of the media and entertainment, cable and satellite industries. Mr. Sweeney has 15 years of investment experience including 11 years in senior secured loans and high-yield bonds. Mr. Sweeney joined Four Corners in 2005 from American Express Asset Management Group, Inc. where he was primarily responsible for managing investments of senior secured loans and high-yield bonds in the gaming, lodging, leisure, homebuilding, and building product sectors. Prior to joining American Express, Mr. Sweeney worked at Four Corners and ING Capital Advisors LLC managing investments of senior secured loans in the media sector. Previously, Mr. Sweeney was an Associate at First Union Securities in the Financial Sponsors and Diversified Industries Groups. Mr. Sweeney received an MBA from the Kenan-Flagler Business School at the University of North Carolina at Chapel Hill and a BS from Rutgers University.


                                   Commentary

First Trust/Four Corners Senior Floating Rate Income Fund

The primary investment objective of the First Trust/Four Corners Senior Floating Rate Income Fund ("FCM" or the "Fund") is to seek a high level of current income. As a secondary objective, the Fund attempts to preserve capital. The Fund pursues its objectives by investing in a portfolio of Senior Loans. There can be no assurance that the Fund's investment objectives will be achieved. The Fund may not be appropriate for all investors.

Market Recap

The six months ended November 30, 2009 were an extraordinary period for the Senior Loan market. The S&P/LSTA Leveraged Loan Index (the "Index") had a return of 16.32% during the period, and was up 47.29% calendar year to November 30, 2009. After the worst year in Senior Loan market history in 2008, the Senior Loan market has followed in 2009 with the best performance in its history.

The biggest driver of 2007's and 2008's sell-off was technical, as many funds, including FCM, were forced to sell assets and reduce leverage as global asset prices declined in the wake of the sub-prime crisis. As a reminder, this sell-off was occurring at the same time that default rates were at historically low levels.

2009 was a near mirror image of this, as positive technical conditions have driven strong performance at the same time as default rates were hitting record highs and recovery rates were hitting record lows. Demand for loans was broad-based in 2009, with investors seeking to take advantage of the low prices/wide spreads at which loans were trading. The Index began 2009 at an average price of 62%, which provided a lot of cushion for investors to absorb credit losses and still earn strong returns. As a result, the market saw inflows

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                 PORTFOLIO COMMENTARY - (Continued) (Unaudited)
--------------------------------------------------------------------------------


of nearly $3 billion into U.S. open-end senior loan funds after 2008's outflows of over $4 billion.(1) When combined with other sources of demand, this created a strong backdrop to drive prices higher.

Likewise, supply was weak during most of 2009. Since spreads were so wide, most companies were unable to issue new loans on terms that were affordable to them, which resulted in very little new issuance. Additionally, there was a lot of new issue activity in the high-yield bond and equity markets, and some of the proceeds from those markets were used to prepay bank loans, reducing the outstanding pool of bank loans by over 6% as of September 25, 2009.(2) In summary, a combination of limited, if any, forced selling, increased demand, and reduced supply have created the strong technical conditions that have driven the year's dramatic rally.

Fundamental conditions, on the other hand, have been very weak. While many borrowers reported earnings for the third quarter of 2009 that were higher than previous quarters, they are still generally well below the earnings levels which existed prior to the credit crisis. Additionally, many borrowers were leveraged with record amounts of debt on pre-crisis peak cycle earnings, which makes their quarter-over-quarter sequential improvement insufficient to enable them to service their debt.(3) Consequently, default rates and amendment activity have been at record levels. The lagging 12-month default rate by principal amount climbed to a record-high 10.81% at the end of November 2009, from 3.75% at year-end 2008.(4) Additionally, there have been a significant number of companies that have amended financial covenants as they have missed their earnings targets.(5) Typically, these amendments result in companies having to pay fees and higher interest rates, and we have seen the positive economic impact of this in the Fund.

In the first quarter of 2009, there was a global flight to quality across many asset classes as equities hit cyclical lows. In the loan market, we saw this flight to quality as higher-rated loans outperformed lower-rated loans. In the last two quarters, however, as investors have embraced risk and sought yield, we have seen a reversal of this and a flight to risk. This has resulted in lower-rated loans meaningfully outperforming higher-rated loans. While the Index has returned 47.29%(6) through November 2009, double B-rated loans, which are higher than average quality in the loan market, have returned 33.16%,(7) while at the other end of the spectrum, CCC-rated loans have returned 82.85%.(8) This bifurcation of returns by risk category has been a big driver of senior loan funds' relative performance based on their asset composition.

Performance Analysis

FCM generated a market value total return(9) of 16.87% (including market price change and dividends) for the six months ended November 30, 2009. The Fund's net asset value ("NAV") total return(10) was 17.13% over the same period. The NAV return beat the Index return by 0.81% for the six months ended November 30, 2009. The Fund's performance includes the positive effects of purchasing most of its outstanding Money Market Cumulative Preferred(R) Shares below par pursuant to a tender offer, as well as the negative impact of fees, expenses, and un-invested cash balances, which are not part of the benchmark return. FCM's NAV return lagged the "pure-play" peer group average by -2.62% and the broad peer group average by -9.30%.(11) The Fund's closing price on November 30, 2009 was $11.10, which represented a -15.33% discount to its NAV, compared to the Fund's discount to NAV of -15.15% six months earlier on May 31, 2009. During the six-month period ended November 30, 2009, the Fund's NAV fluctuated from a low of $11.42 to high of $13.29, a difference of $1.87 per Common Share, whereas the market price of the Fund closed as low as $9.34 and as high as $11.65 over the period, a difference of $2.31 per Common Share.

The Fund's income declined during the period primarily as a result of lower London Inter-Bank Offer Rates ("LIBOR") and a smaller asset base. The dividend distribution totalled $0.21 per Common Share during the six months ended November 30, 2009, which represented a 32.54% decrease from the six months ended May 31, 2009. Based on the Fund's current dividend, FCM's distribution rate is 3.24% (calculated on the Fund's market share price) and 2.75% (based on the Fund's NAV) as of November 30, 2009. The last twelve month's dividends produced a Fund yield based on price of 4.73%, which was lower than the pure-play peer group average price yield of 5.98% and lower than the broad peer group average price yield of 7.25%.

FCM maintains pure-play exposure to the 1st lien, floating-rate senior loan asset class. FCM includes 100% floating-rate assets with less than 1% 2nd lien loans and less than 1% high-yield bonds. This asset composition differs from many of the funds in its peer group, which may have more fixed-rate assets, including high-yield bonds, and more 2nd lien loans. We believe that this difference in asset composition has a meaningful impact on relative performance, particularly in periods where riskier assets are outperforming and short-term rates are very low.

We have deliberately reduced the Fund's leverage. While senior loans funds had historically been structured with target leverage, including preferred stock, of close to 40%, that was also in an environment where loan prices were more stable than they have been in recent years. While we understand that lower leverage can result in underperformance and lower yields during rising markets, we believe that, given the higher correlation to global markets and higher volatility in the loan market, it is prudent to maintain lower levels of leverage than existed prior to the recent credit crisis. During the period, the Fund purchased most of its outstanding Money Market Cumulative Preferred(R) Shares below par pursuant to a tender offer and subsequently redeemed its remaining outstanding Money Market Cumulative Preferred(R) Shares. The Fund's leverage is now entirely in the form of debt, which also limits the amount of leverage that the Fund can have.

--------------------------------------------------------------------------------
                 PORTFOLIO COMMENTARY - (Continued) (Unaudited)
--------------------------------------------------------------------------------


We are very pleased with the market rally and the Fund's performance during the last six months. Our investment strategy remains unchanged, namely: to invest in the higher credit quality portion of the non-investment grade loan market. We continue to believe that this strategy over the long term may result in higher risk-adjusted returns for investors as we expect to see less NAV erosion and less volatility than higher risk, yield-focused strategies.

Market & Fund Outlook

2009 saw record default rates, and we expect the default rate to decline but remain at elevated levels. We have seen a recent decline in the pace of defaults and downgrades, but there are still many outstanding loans that were overleveraged on peak cycle earnings, and some of them are expected to default. That said, we do believe that current conditions are a classic example of the cliche "the best of loans are made in the worst of times." While we have seen what we consider to be a permanent degradation in some structural protections that were historically afforded to loan investors, the loans that have been launched in recent months are some of the most appealing we have seen in years. Consequently, we intend to actively participate in the new issue Senior Loan market in an attempt to both maintain high credit quality and help to improve yield.

Notwithstanding the market's dramatic year-to-date returns, it is important to note that the run-up has occurred from historically low levels, and the market still offers good value at current levels compared to historical levels. Additionally, the loan asset class continues to benefit from very low duration. While this has obviously resulted in lower yields as rates have declined, we believe it appeals to investors who are looking for credit spread with little duration risk. Consequently, while we remain very cautious about fundamental economic conditions and absolute leverage levels, we continue to believe that there will be ongoing demand for well structured Senior Loans, which should add to relative stability for the asset class compared to 2008's volatility.


___________________

1 Standard & Poor's Leveraged Commentary & Data. Leveraged Lending Quarterly Commentary 4Q08.

2 Standard & Poor's Leveraged Commentary & Data. Leveraged Lending Quarterly Review 3Q09.

3 Standard & Poor's Leveraged Commentary & Data. Leveraged Lending Quarterly Review 3Q09.

4 Standard & Poor's Leveraged Commentary & Data News. Despite record high, defaults slow, outlook brightens, December 1, 2009.

5 Standard & Poor's Leveraged Commentary & Data. Amendments.xls.

6 Standard & Poor's Leveraged Commentary & Data. S&P/LSTA Leveraged Loan Index Returns. All Loans Index Levels.

7 Standard & Poor's Leveraged Commentary & Data. S&P/LSTA Leveraged Loan Index Returns. BB Index Levels.

8 Standard & Poor's Leveraged Commentary & Data. S&P/LSTA Leveraged Loan Index Returns. CCC Index Levels.

9 Total return based on market value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in Common Share Price.

10 Total return based on NAV is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share and does not reflect sales load.

11 The "pure-play" peer group consists of a smaller subset (FCM, FCT, PPR, TLI and VVR) of the broad peer group, which invests almost exclusively in Senior Loans. We believe that these "pure-play" funds are generally more comparable to the Fund than the broad peer group, as the non-senior loan holdings of the "pure-play" funds are routinely less than 5% of such funds. Of the broad peer group, 11 of the 16 total funds invest a material portion of their assets in high-yield bonds, emerging markets debt or other types of corporate debt securities.

First Trust/Four Corners Senior Floating Rate Income Fund
Portfolio of Investments (a) (b)
November 30, 2009 (Unaudited)


 Principal                                                            Ratings (c)                         Stated
   Value                     Description                         Moody's     S&P         Rate          Maturity (d)       Value
------------    ---------------------------------------------    ------------------   ------------     -------------  --------------
SENIOR FLOATING-RATE LOAN INTERESTS (e) - 132.3%

                AEROSPACE & DEFENSE - 6.1%
$    359,429    DAE Aviation Holdings, Inc., Term
                     Loan B1..................................   B3          B        4.04%            07/31/14       $     326,182
     351,633    DAE Aviation Holdings, Inc., Term
                     Loan B2..................................   B3          B        4.00%-4.03%      07/31/14             319,107
     403,895    GenCorp, Inc., Synthetic Letter of Credit.....   Ba3         B        2.49%            04/30/13             367,544
     220,550    GenCorp, Inc., Term Loan......................   Ba3         B        2.51%            04/30/13             200,701
     480,047    L-1 Identity Solutions Operating Co.,
                     Term Loan B-2............................   Ba3         BB+      7.25%            08/05/13             478,847
     510,989    Robertson Aviation, LLC, Term Loan............   NR (f)      NR (f)   2.98%-5.00%      04/19/13             429,231
     464,202    Safenet, Inc., Term Loan, First Lien..........   B1          B+       2.74%            04/12/14             428,807
     982,278    Spirit Aerosystems, Inc., Term Loan B.........   Ba2         BBB-     2.03%            09/30/13             938,076
     428,112    Vought Aircraft Industries, Inc., Term
                     Loan B...................................   Ba2         BB-      7.50%            12/22/11             427,845
                                                                                                                      -------------
                                                                                                                          3,916,340
                                                                                                                      -------------
                AGRICULTURAL PRODUCTS - 1.2%
      93,235    Dole Food Co., Inc., Prefunded Letter
                     of Credit................................   Ba2         BB-      8.00%            04/12/13              93,668
     162,561    Dole Food Co., Inc., Term Loan B..............   Ba2         BB-      8.00%            04/12/13             163,316
     537,269    Dole Food Co., Inc., Term Loan C..............   Ba2         BB-      8.00%            04/12/13             539,763
                                                                                                                      -------------
                                                                                                                            796,747
                                                                                                                      -------------
                AIRLINES - 0.7%
     490,000    Delta Air Lines, Inc., Synthetic Revolving
                     Credit Facility..........................   Ba2         BB-      2.28%            04/30/12             430,383
                                                                                                                      -------------
                ALUMINUM - 1.3%
     672,051    Novelis Corp., Term Loan......................   Ba3         BB-      2.24%-2.29%      07/06/14             596,865
     305,469    Novelis, Inc., Canadian Term Loan.............   Ba3         BB-      2.24%            07/06/14             271,294
                                                                                                                      -------------
                                                                                                                            868,159
                                                                                                                      -------------
                APPAREL RETAIL - 0.8%
     507,857    Hanesbrands, Inc., Term Loan B, First Lien....   Ba1         BB+      5.03%            09/05/13             506,950
                                                                                                                      -------------
                APPLICATION SOFTWARE - 1.3%
     932,172    Verint Systems, Inc., Term Loan, First Lien...   NR          B+       3.49%            05/25/14             842,062
                                                                                                                      -------------
                ASSET MANAGEMENT & CUSTODY BANKS - 1.6%
     901,597    Nuveen Investments, Inc., Term Loan...........   B3          B        3.28%            11/13/14             752,552
     325,384    Oxford US Acquisition, LLC, Term Loan,
                     Tranche B2...............................   NR (f)      NR (f)   2.28%            05/12/14             291,219
                                                                                                                      -------------
                                                                                                                          1,043,771
                                                                                                                      -------------
                AUTOMOBILE MANUFACTURERS - 0.7%
     489,941    Ford Motor Co., Term Loan, First Lien.........   Ba3         B-       3.24%-3.29%      12/15/13             429,224
                                                                                                                      -------------
                AUTOMOTIVE RETAIL - 0.6%
     452,328    KAR Holdings, Inc., Term Loan B...............   Ba3         B        2.49%            10/18/13             415,388
                                                                                                                      -------------
                BROADCASTING - 3.2%
     863,163    Cumulus Media, Inc., Term Loan, First Lien....   Caa1        B        4.24%            06/07/14             701,859
     575,833    Gray Television, Inc., Term Loan B............   Caa1        CCC      3.75%-3.79%      12/31/14             496,896
     500,000    Raycom Media, Inc., Term Loan, Tranche B......   NR          NR       1.75%            06/25/14             405,000
     490,000    Sirius Satellite Radio, Inc., Term Loan,
                 First Lien                                      B3          B+       2.56%            12/20/12             451,208
                                                                                                                      -------------
                                                                                                                          2,054,963
                                                                                                                      -------------

Page 6                 See Notes to Financial Statements



First Trust/Four Corners Senior Floating Rate Income Fund
Portfolio of Investments (a) (b) (Continued)
November 30, 2009 (Unaudited)


 Principal                                                            Ratings (c)                         Stated
   Value                     Description                         Moody's     S&P         Rate          Maturity (d)       Value
------------    ---------------------------------------------    ------------------   ------------     -------------  --------------

SENIOR FLOATING-RATE LOAN INTERESTS (e) - (Continued)

                CABLE & SATELLITE - 3.5%
$    472,689    Charter Communications Operating, LLC,
                     Term Loan ...............................   Ba2         D        2.24%-2.26%      03/06/14       $     436,843
     445,385    CSC Holdings, Inc., Incremental Term Loan ....   Baa3        BBB-     2.05%-2.19%      03/29/13             418,538
     498,708    CSC Holdings, Inc., Term Loan, Extended
                     Maturity.................................   Baa3        BBB-     2.05%-2.19%      03/29/16             474,188
     324,144    UPC Broadband Holding B.V., Term Loan N.......   Ba3         B+       1.99%            12/31/14             298,618
     675,856    UPC Broadband Holding B.V., Term Loan T.......   Ba3         B+       3.74%            12/31/16             642,401
                                                                                                                      -------------
                                                                                                                          2,270,588
                                                                                                                      -------------
                CASINOS & GAMING - 4.7%
     142,949    Cannery Casino Resorts, LLC, Delayed Draw
                     Term Loan................................   B3          B+       2.49%            05/18/13             121,417
     172,898    Cannery Casino Resorts, LLC, Term
                     Loan, First Lien.........................   B3          B+       2.49%            05/18/13             146,855
     439,876    CCM Merger, Inc., Term Loan B.................   B3          BB-      8.50%            07/13/12             417,883
     118,500    Las Vegas Sands, LLC, Delayed Draw
                     Term Loan 1..............................   B3          B-       2.04%            05/23/14              98,388
     500,000    Penn National Gaming, Inc., Term Loan B.......   Ba2         BB+      1.98%-2.03%      10/03/12             476,562
     115,466    Seminole Tribe of Florida, Delayed
                     Draw Term Loan B1........................   Baa3        BBB      1.78%            03/05/14             107,864
     416,032    Seminole Tribe of Florida, Delayed
                     Draw Term Loan B2........................   Baa3        BBB      1.78%            03/05/14             388,644
     329,960    Seminole Tribe of Florida, Delayed
                     Draw Term Loan B3........................   Baa3        BBB      1.78%            03/05/14             308,237
     995,000    VML US Finance, LLC, Term Loan................   B3          B-       5.79%            05/25/13             940,690
                                                                                                                      -------------
                                                                                                                          3,006,540
                                                                                                                      -------------
                COMMODITY CHEMICALS - 0.7%
     500,000    Univar, Inc., Term Loan B-OPCO................   B2          B+       3.23%            10/11/14             439,584
                                                                                                                      -------------
                COMPUTER HARDWARE - 1.9%
   1,362,285    Activant Solutions, Inc., Term Loan...........   B1          B        2.31%            05/02/13           1,245,640
                                                                                                                      -------------
                DATA PROCESSING & OUTSOURCED SERVICES - 1.9%
   1,466,250    Harland Clarke Holdings Corp., Term
                    Loan B....................................   B1          B+       2.73%-2.78%      06/30/14           1,203,241
                                                                                                                      -------------
                DIVERSIFIED CHEMICALS - 5.6%
     191,900    Brenntag Holding GmbH & Co. KG,
                     Acquisition Term Loan....................   B1          BB-      1.99%-2.74%      01/17/14             180,386
     785,948    Brenntag Holding GmbH & Co. KG,
                     Term Loan B2.............................   B1          BB-      1.99%            01/17/14             738,791
   1,440,774    Huntsman International, LLC, Term Loan........   Ba2         B+       1.98%            04/19/14           1,300,699
       6,046    LyondellBasell Industries AF S.C.A.,
                     Dutch Revolving Credit Facility (j)......   WR          NR       3.74%            12/20/13               4,353
      13,864    LyondellBasell Industries AF S.C.A.,
                     Dutch Term Loan A (j)....................   WR          NR       3.74%            12/20/13               9,982
      17,357    LyondellBasell Industries AF S.C.A., German
                     Term Loan B1 (j).........................   WR          NR       3.99%            12/20/14              12,497
      17,357    LyondellBasell Industries AF S.C.A., German
                     Term Loan B2 (j).........................   WR          NR       3.99%            12/20/14              12,497
      17,357    LyondellBasell Industries AF S.C.A.,
                    German Term Loan B3 (j)..................    WR          NR       3.99%            12/20/14              12,497

                       See Notes to Financial Statements                Page 7




First Trust/Four Corners Senior Floating Rate Income Fund
Portfolio of Investments (a) (b) (Continued)
November 30, 2009 (Unaudited)


 Principal                                                            Ratings (c)                         Stated
   Value                     Description                         Moody's     S&P         Rate          Maturity (d)       Value
------------    ---------------------------------------------    ------------------   ------------     -------------  --------------

SENIOR FLOATING-RATE LOAN INTERESTS (e) -  (Continued)

                DIVERSIFIED CHEMICALS - (Continued)
$    134,411    LyondellBasell Industries AF S.C.A., Initial
                     New Money Loan (DIP) (g) (j).............   NR          BB-      1.50%(i)-13.00%  04/06/10       $     138,947
      75,315    LyondellBasell Industries AF S.C.A.,
                     Term Loan B1 (j).........................   WR          NR       7.00%            12/20/14              54,603
      75,315    LyondellBasell Industries AF S.C.A.,
                     Term Loan B2 (j).........................   WR          NR       7.00%            12/20/14              54,603
      75,315    LyondellBasell Industries AF S.C.A.,
                     Term Loan B3 (j).........................   WR          NR       7.00%            12/20/14              54,415
      22,671    LyondellBasell Industries AF S.C.A., U.S.
                     Primary Revolving Credit Facility (j)....   WR          NR       3.74%            12/20/13              16,323
      43,195    LyondellBasell Industries AF S.C.A.,
                     U.S. Term Loan A (j).....................   WR          NR       3.74%            12/20/13              31,101
     974,378    Rockwood Specialties Group, Inc.,
                     Term Loan H..............................   Ba2         BB-      6.00%            05/15/14             975,840
                                                                                                                      -------------
                                                                                                                          3,597,534
                                                                                                                      -------------
                DIVERSIFIED SUPPORT SERVICES - 0.4%
     250,000    JohnsonDiversey, Inc., Term Loan..............   Ba2         BB-      5.50%            11/24/15             249,063
                                                                                                                      -------------
                EDUCATION SERVICES - 0.7%
     498,685    Education Management, LLC, Term Loan C........   B1          BB-      2.06%            06/01/13             457,232
                                                                                                                      -------------
                ELECTRIC UTILITIES - 9.7%
     881,753    Astoria Generating Co. Acquisitions, LLC,
                     Term Loan B..............................   B1          BB-      2.04%-2.05%      02/23/12             837,665
     992,424    Calpine Corporation, First Priority
                     Term Loan................................   B2          B+       3.17%            03/29/14             904,595
     330,747    Covanta Energy Corporation, Synthetic
                     Letter of Credit.........................   Ba1         BB       1.79%            02/09/14             306,933
     655,034    Covanta Energy Corporation, Term
                     Loan B...................................   Ba1         BB       1.75%            02/09/14             607,872
     534,905    Mirant North America, LLC, Term Loan..........   Ba2         BB       1.98%            01/03/13             497,461
   1,823,853    NRG Energy, Inc., Synthetic Letter
                     of Credit................................   Baa3        BB+      2.03%            02/01/13           1,669,016
     940,804    Riverside Energy Center, LLC, Term Loan.......   Ba3         BB-      4.53%            06/24/11             921,988
      84,958    Rocky Mountain Energy Center, LLC,
                     Synthetic Letter of Credit...............   Ba3         BB-      4.53%            06/24/11              83,259
     421,851    Rocky Mountain Energy Center, LLC,
                     Term Loan................................   Ba3         BB-      4.53%            06/24/11             413,414
                                                                                                                      -------------
                                                                                                                          6,242,203
                                                                                                                      -------------
                ENVIRONMENTAL & FACILITIES SERVICES - 1.0%
      31,447    EnergySolutions, LLC, Synthetic Letter of Credit Ba2         NR (f)   3.99%            06/07/13              30,346
     211,707    EnergySolutions, LLC, Term Loan (Duratek).....   Ba2         NR (f)   4.05%            06/07/13             206,414
     441,262    EnergySolutions, LLC, Term Loan
                     (EnergySolutions)........................   Ba2         NR (f)   4.05%            06/07/13             430,231
                                                                                                                      -------------
                                                                                                                            666,991
                                                                                                                      -------------
                FOOD DISTRIBUTORS - 2.0%
     841,667    Birds Eye Foods, Inc., Term Loan, First Lien..   NR (f)      NR (f)   2.04%            03/22/13             819,222
     487,500    Dean Foods Co., Term Loan B...................   B1          BB       1.62%-1.67%      04/02/14             449,719
                                                                                                                      -------------
                                                                                                                          1,268,941
                                                                                                                      -------------
                FOOD RETAIL - 0.6%
     390,979    SUPERVALU, Inc., Term Loan B..................   Ba3         BB+      1.50%-1.53%      06/02/12             369,377
                                                                                                                      -------------

Page 8                  See Notes to Financial Statements



First Trust/Four Corners Senior Floating Rate Income Fund
Portfolio of Investments (a) (b) (Continued)
November 30, 2009 (Unaudited)


 Principal                                                            Ratings (c)                         Stated
   Value                     Description                         Moody's     S&P         Rate          Maturity (d)       Value
------------    ---------------------------------------------    ------------------   ------------     -------------  --------------

SENIOR FLOATING-RATE LOAN INTERESTS (e) - (Continued)

                FOREST PRODUCTS - 1.9%
$    181,765    Georgia-Pacific Corporation, Term
                     Loan B2..................................   Ba2         BBB      2.24%-2.28%      12/20/12       $     172,517
   1,105,644    Georgia-Pacific Corporation, Term Loan C......   Ba2         BBB      3.49%-3.55%      12/23/14           1,080,767
                                                                                                                      -------------
                                                                                                                          1,253,284
                                                                                                                      -------------
                GAS UTILITIES - 0.9%
     613,005    Atlas Pipeline Partners, L.P., Term Loan......   B1          B        6.75%            07/27/14             595,381
                                                                                                                      -------------
                HEALTH CARE EQUIPMENT - 1.1%
     748,092    Biomet, Inc., Dollar Term Loan................   B1          BB-      3.25%-3.29%      03/25/15             706,947
                                                                                                                      -------------
                HEALTH CARE FACILITIES - 7.0%
   1,000,000    HCA, Inc., Term Loan B........................   Ba3         BB       2.53%            11/18/13             928,250
     914,840    Health Management Associates, Inc.,
                     Term Loan B..............................   B1          BB-      2.03%            02/28/14             828,845
   1,250,000    Lifepoint Hospitals, Inc., Term Loan B........   Ba1         BB       1.89%            04/15/12           1,192,709
     734,563    Select Medical Corporation, Term
                     Loan B-1.................................   Ba2         B+       4.02%            08/22/14             713,751
     154,478    United Surgical Partners International, Inc.,
                     Delayed Draw Term Loan...................   Ba3         B        2.24%            04/19/14             139,030
     817,742    United Surgical Partners International, Inc.,
                     Term Loan B..............................   Ba3         B        2.24%-2.29%      04/19/14             735,968
                                                                                                                      -------------
                                                                                                                          4,538,553
                                                                                                                      -------------
                HEALTH CARE SERVICES - 6.1%
      64,878    CHS/Community Health Systems, Inc.,
                     Delayed Draw Term Loan...................   Ba3         BB       2.51%            07/25/14              59,282
   1,270,844    CHS/Community Health Systems, Inc.,
                     Term Loan................................   Ba3         BB       2.48%-2.51%      07/25/14           1,161,234
   1,000,000    DaVita, Inc., Term Loan B-1...................   Ba1         BB+      1.74%-1.79%      10/05/12             943,611
     890,254    Fresenius Medical Care AG, Term Loan B........   Baa3        BBB-     1.66%-1.67%      03/31/13             847,967
     486,250    Healthways, Inc., Term Loan B.................   Ba2         BB       1.78%            12/01/13             454,644
     481,292    Quintiles Transnational Corp., Term
                     Loan B, First Lien.......................   B1          BB       2.28%            03/31/13             451,211
                                                                                                                      -------------
                                                                                                                          3,917,949
                                                                                                                      -------------
                HOMEBUILDING - 0.6%
     486,146    Mattamy Funding Partnership, Term Loan........   NR (f)      NR (f)   2.56%            04/11/13             388,917
                                                                                                                      -------------
                INDEPENDENT POWER PRODUCERS & ENERGY
                      TRADERS - 3.3%
   1,500,000    Dynegy Holdings, Inc., Synthetic
                     Letter of Credit.........................   Ba2         BB-      3.99%            04/02/13           1,416,250
     992,405    Texas Competitive Electric Holdings Co.,
                     LLC, Initial Term Loan B-2...............   B1          B+       3.74%-3.78%      10/10/14             739,218
                                                                                                                      -------------
                                                                                                                          2,155,468
                                                                                                                      -------------
                INTEGRATED TELECOMMUNICATION SERVICES - 4.4%
     331,691    Intelsat Corp., Term Loan B-2-A...............   B1          BB-      2.74%            01/03/14             307,333
     331,590    Intelsat Corp., Term Loan B-2-B...............   B1          BB-      2.74%            01/03/14             307,239
     331,590    Intelsat Corp., Term Loan B-2-C...............   B1          BB-      2.74%            01/03/14             307,239
   1,000,000    NTELOS, Inc., Term Loan.......................   Ba3         BB-      5.75%            08/07/15             997,500
      78,228    Telesat Canada, U.S. Delayed Draw Term
                     Loan II..................................   B1          BB-      3.24%            10/31/14              72,837
     910,802    Telesat Canada, U.S. Term Loan I..............   B1          BB-      3.24%            10/31/14             848,043
                                                                                                                      -------------
                                                                                                                          2,840,191
                                                                                                                      -------------

                       See Notes to Financial Statements                Page 9



First Trust/Four Corners Senior Floating Rate Income Fund
Portfolio of Investments (a) (b) (Continued)
November 30, 2009 (Unaudited)


 Principal                                                            Ratings (c)                         Stated
   Value                     Description                         Moody's     S&P         Rate          Maturity (d)       Value
------------    ---------------------------------------------    ------------------   ------------     -------------  --------------

SENIOR FLOATING-RATE LOAN INTERESTS (e) - (Continued)

                INTERNET RETAIL - 0.6%
$    485,904    Sabre Holdings Corp., Term Loan...............   B1          B        2.48%-2.49%      09/30/14       $     412,748
                                                                                                                      -------------
                IT CONSULTING & OTHER SERVICES - 1.3%
     489,485    Alion Science and Technology Corp., Term Loan    B2          B+       9.50%            02/06/13             442,984
     466,477    West Corporation, Term Loan B-2...............   B1          BB-      2.61%            10/24/13             416,424
                                                                                                                      -------------
                                                                                                                            859,408
                                                                                                                      -------------
                LEISURE FACILITIES - 3.2%
     442,824    Cedar Fair, L.P., U.S. Term Loan..............   Ba3         BB-      2.23%            08/30/12             414,410
     726,898    London Area and Waterfront Finance, LLC,
                     Term Loan A..............................   NR (f)      NR (f)   2.74%            03/08/12             654,208
   1,000,000    Universal City Development Partners, Ltd.,
                     Term Loan................................   Ba2         BB-      6.50%            11/06/14             994,688
                                                                                                                      -------------
                                                                                                                          2,063,306
                                                                                                                      -------------
                LIFE & HEALTH INSURANCE - 1.5%
      98,385    Conseco, Inc., Term Loan......................   Caa1        CCC      6.50%            10/10/13              89,530
     390,412    Multiplan Merger Corporation, Term
                     Loan C...................................   B1          B+       2.75%            04/12/13             364,840
     500,000    Viant Holdings, Inc., Term Loan...............   Ba3         B+       2.54%            06/25/14             486,250
                                                                                                                      -------------
                                                                                                                            940,620
                                                                                                                      -------------
                MANAGED HEALTH CARE - 2.9%
     235,209    IASIS Healthcare Corporation, Delayed
                     Draw Term Loan...........................   Ba2         B+       2.23%            03/15/14             216,896
      63,516    IASIS Healthcare Corporation, Synthetic
                     Letter of Credit.........................   Ba2         B+       2.24%            03/15/14              58,571
     679,665    IASIS Healthcare Corporation, Term Loan.......   Ba2         B+       2.23%            03/15/14             626,748
     997,500    Vanguard Health Systems, Inc., Term
                     Loan B...................................   Ba3         B+       2.48%            09/23/11             965,693
                                                                                                                      -------------
                                                                                                                          1,867,908
                                                                                                                      -------------
                METAL AND GLASS CONTAINERS - 1.1%
     750,000    Owens-Illinois, Inc., Term Loan B.............   Baa3        BBB-     1.74%            06/14/13             722,410
                                                                                                                      -------------
                MOVIES & ENTERTAINMENT - 5.4%
     984,655    AMC Entertainment, Inc., Term Loan............   Ba2         BB-      1.74%            01/26/13             913,970
      35,433    Deluxe Entertainment Services Group, Inc.,
                     Credit Linked Term Loan A................   Ba3         B-       6.25%            05/11/13              32,643
     588,519    Deluxe Entertainment Services Group,
                     Inc., Term Loan, Tranche B...............   Ba3         B-       6.25%            05/11/13             542,173
      60,610    Deluxe Entertainment Services Group,
                     Inc., Term Loan, Tranche C...............   Ba3         B-       6.25%            05/11/13              55,837
     746,250    Discovery Communications Holding, LLC,
                     Term Loan C..............................   Baa3        NR (f)   5.25%            05/14/14             749,235
     500,000    National CineMedia, LLC, Term Loan B..........   Ba3         B+       2.05%            02/13/15             460,625
     759,564    Regal Cinemas Corporation, Term Loan B........   Ba2         BB-      4.03%            10/27/13             745,744
                                                                                                                      -------------
                                                                                                                          3,500,227
                                                                                                                      -------------
                MULTI-UTILITIES - 1.4%
     689,274    KGEN, LLC, Synthetic Letter of Credit.........   B1          BB       2.06%            02/08/14             627,239
     306,782    KGEN, LLC, Term Loan B........................   B1          BB       2.00%            02/08/14             279,172
                                                                                                                      -------------
                                                                                                                            906,411
                                                                                                                      -------------

Page 10                See Notes to Financial Statements



First Trust/Four Corners Senior Floating Rate Income Fund
Portfolio of Investments (a) (b) (Continued)
November 30, 2009 (Unaudited)


 Principal                                                            Ratings (c)                         Stated
   Value                     Description                         Moody's     S&P         Rate          Maturity (d)       Value
------------    ---------------------------------------------    ------------------   ------------     -------------  --------------

SENIOR FLOATING-RATE LOAN INTERESTS (e) - (Continued)

                OFFICE REITS - 1.0%
$  1,000,000    Tishman Speyer Real Estate D.C. Area
                     Portfolio, L.P., Term Loan (l)...........   WR          D        4.00%            12/27/12       $     622,500
                                                                                                                      -------------
                OFFICE SERVICES & SUPPLIES - 2.0%
     911,573    Emdeon Business Services, LLC, Term
                     Loan, First Lien.........................   B1          BB       2.29%            11/16/13             855,739
     500,000    Pike Electric, Inc., Term Loan C..............   NR (f)      NR (f)   1.75%            12/10/12             460,000
                                                                                                                      -------------
                                                                                                                          1,315,739
                                                                                                                      -------------
                OIL & GAS EQUIPMENT & SERVICES - 1.3%
     500,000    Dresser Inc., Term Loan, First Lien...........   B2          B+       2.52%            05/04/14             458,571
     263,450    Hercules Offshore, Inc., Term Loan............   B2          B        6.00%            07/11/13             251,375
      64,581    Targa Resources, Inc., Synthetic Letter
                     of Credit................................   Ba3         B+       2.28%            10/31/12              62,529
      84,343    Targa Resources, Inc., Term Loan..............   Ba3         B+       2.23%            10/31/12              81,662
                                                                                                                      -------------
                                                                                                                            854,137
                                                                                                                      -------------
                OIL & GAS EXPLORATION & PRODUCTION - 1.3%
     314,205    ATP Oil & Gas Corporation, Term Loan,
                     Tranche B1...............................   NR          NR       11.25%           07/15/14             305,466
      48,697    ATP Oil & Gas Corporation, Term Loan,
                     Tranche B2...............................   NR          NR       10.75%-11.75%    01/15/11              47,343
     482,121    Helix Energy Solutions Group, Inc.,
                     Term Loan................................   Ba2         BB       2.23%-2.24%      07/01/13             461,028
                                                                                                                      -------------
                                                                                                                            813,837
                                                                                                                      -------------
                OIL & GAS REFINING & MARKETING - 1.0%
      86,207    Calumet Lubricants Co., L.P., Synthetic
                     Letter of Credit.........................   B1          B        4.13%            01/03/15              76,024
     641,720    Calumet Lubricants Co., L.P., Term Loan.......   B1          B        4.25%-4.27%      01/03/15             565,917
                                                                                                                      -------------
                                                                                                                            641,941
                                                                                                                      -------------
                OIL & GAS STORAGE & TRANSPORTATION - 2.5%
   1,150,000    Energy Transfer Equity, L.P., Term Loan B.....   Ba2         NR       1.99%            11/01/12           1,119,094
     495,000    Enterprise GP Holdings, L.P., Term
                     Loan B...................................   Ba2         BB-      2.49%-2.53%      11/08/14             470,250
                                                                                                                      -------------
                                                                                                                          1,589,344
                                                                                                                      -------------
                PACKAGED FOODS & MEATS - 0.7%
     492,405    Weight Watchers International, Inc.,
                     Term Loan B..............................   Ba1         BB+      1.75%-1.81%      01/26/14             466,554
                                                                                                                      -------------
                PAPER PACKAGING - 3.7%
     487,542    Graham Packaging Holdings Co., Term
                     Loan B, First Lien.......................   B1          B+       2.50%            10/07/11             470,478
     452,925    Graphic Packaging International, Inc.,
                     Term Loan B..............................   Ba3         BB-      2.23%-4.25%      05/16/14             422,191
     500,000    Reynolds Consumer Products Holdings, Inc.,
                     Term Loan................................   B1          BB-      6.25%            11/05/15             498,750
     141,813    Smurfit-Stone Container Enterprises, Inc.,
                     Canadian Revolving Credit Facility (j)...   WR          D        2.50%-5.00%      11/01/09             138,268
      85,822    Smurfit-Stone Container Enterprises, Inc.,
                     Synthetic Letter of Credit (j)...........   WR          D        4.50%            11/01/10              83,462

                       See Notes to Financial Statements                Page 11



First Trust/Four Corners Senior Floating Rate Income Fund
Portfolio of Investments (a) (b) (Continued)
November 30, 2009 (Unaudited)


 Principal                                                            Ratings (c)                         Stated
   Value                     Description                         Moody's     S&P         Rate          Maturity (d)       Value
------------    ---------------------------------------------    ------------------   ------------     -------------  --------------

SENIOR FLOATING-RATE LOAN INTERESTS (e) - (Continued)

                PAPER PACKAGING - (Continued)
$     97,667    Smurfit-Stone Container Enterprises, Inc.,
                     Term Loan B (j)..........................   WR          D        2.50%            11/01/11       $      94,981
     184,087    Smurfit-Stone Container Enterprises, Inc.,
                     Term Loan C (j)..........................   WR          D        2.50%            11/01/11             178,449
      55,658    Smurfit-Stone Container Enterprises, Inc.,
                     Term Loan C1 (j).........................   WR          D        2.50%            11/01/11              53,953
     427,574    Smurfit-Stone Container Enterprises, Inc.,
                     U.S. Revolving Credit Facility (j).......   WR          D        2.50%-4.50%      11/01/09             416,885
                                                                                                                      -------------
                                                                                                                          2,357,417
                                                                                                                      -------------
                PAPER PRODUCTS - 2.2%
     745,452    Appleton Papers, Inc., Term Loan B,
                     First Lien...............................   Ba3         B+       6.63%            06/05/13             669,043
     761,250    Domtar Corporation, Term Loan B...............   Baa3        BBB-     1.61%            03/07/14             725,566
                                                                                                                      -------------
                                                                                                                          1,394,609
                                                                                                                      -------------
                PHARMACEUTICALS - 5.0%
     965,127    Catalent Pharma Solutions, Inc., Dollar
                     Term Loan................................   Ba3         BB-      2.48%            04/10/14             809,097
     791,103    Graceway Pharmaceuticals, LLC, Term
                     Loan, First Lien.........................   B2          BB       2.98%            05/03/12             526,084
     949,749    Mylan, Inc., Term Loan B......................   Ba3         BB+      3.50%-3.56%      10/02/14             911,996
     118,644    Warner Chilcott Corporation, Delayed Draw
                     Term Loan (h)............................   B1          BB+      1.75% (i)        04/30/15             118,198
     338,983    Warner Chilcott Corporation, Term
                     Loan A...................................   B1          BB+      5.50%            10/30/14             337,710
     169,492    Warner Chilcott Corporation, Term
                     Loan B1..................................   B1          BB+      5.75%            04/30/15             168,855
     372,881    Warner Chilcott Corporation, Term
                     Loan B2..................................   B1          BB+      5.75%            04/30/15             371,481
                                                                                                                      -------------
                                                                                                                          3,243,421
                                                                                                                      -------------
                PUBLISHING - 1.2%
      13,262    Cenveo Corporation, Delayed Draw
                     Term Loan................................   Ba3         BB-      4.79%            06/21/13              12,743
     464,508    Cenveo Corporation, Term Loan C...............   Ba3         BB-      4.79%            06/21/13             446,314
     422,574    Yell Group, PLC, Term Loan B1.................   B2          B        4.03%            07/31/14             334,588
                                                                                                                      -------------
                                                                                                                            793,645
                                                                                                                      -------------
                RETAIL REITS - 1.2%
     899,811    Capital Automotive, L.P., Term Loan C.........   Ba3         B        5.75%            12/14/12             788,835
                                                                                                                      -------------
                SEMICONDUCTORS - 1.8%
   1,448,679    Freescale Semiconductors, Inc., Term Loan,
                     First Lien...............................   B2          B-       1.99%            12/01/13           1,181,277
                                                                                                                      -------------
                SPECIALIZED CONSUMER SERVICES - 5.3%
   1,508,372    Affinion Group, Inc., Term Loan B.............   Ba2         BB       2.73%            10/17/12           1,424,783
      19,254    ARAMARK Corporation, Prefunded
                     Synthetic Letter of Credit...............   Ba3         BB       2.14%            01/26/14              17,361
     293,111    ARAMARK Corporation, Term Loan................   Ba3         BB       2.11%-2.16%      01/26/14             264,288
     500,000    Asurion Corp., Term Loan, First Lien..........   NR (f)      NR (f)   3.24%-3.27%      07/03/14             469,386
     472,180    N.E.W. Holdings I, LLC, Term Loan,
                     First Lien...............................   NR (f)      NR (f)   2.73%-2.74%      05/22/14             437,062

Page 12                See Notes to Financial Statements



First Trust/Four Corners Senior Floating Rate Income Fund
Portfolio of Investments (a) (b) (Continued)
November 30, 2009 (Unaudited)


 Principal                                                            Ratings (c)                         Stated
   Value                     Description                         Moody's     S&P         Rate          Maturity (d)       Value
------------    ---------------------------------------------    ------------------   ------------     -------------  --------------

SENIOR FLOATING-RATE LOAN INTERESTS (e) - (Continued)

                SPECIALIZED CONSUMER SERVICES - (Continued)
$    863,937    Nielsen Finance, LLC, Dollar Term Loan........   Ba3         B+       2.24%            08/09/13       $     776,309
                                                                                                                      -------------
                                                                                                                          3,389,189
                                                                                                                      -------------
                SPECIALTY CHEMICALS - 1.4%
     975,000    Celanese Holdings, LLC, Term Loan,
                     First Lien...............................   Ba2         BB+      2.04%            04/02/14             903,426
                                                                                                                      -------------
                SPECIALTY STORES - 0.6%
     437,230    The Yankee Candle Co., Inc., Term Loan........   Ba3         BB-      2.24%            02/06/14             402,095
                                                                                                                      -------------
                SYSTEMS SOFTWARE - 3.4%
     931,413    Dealer Computer Services, Inc., Term
                     Loan, First Lien.........................   Ba2         BB       2.23%            10/26/12             846,422
     518,487    Open Solutions, Inc., Term Loan, First Lien...   B1          BB-      2.41%            01/23/14             427,752
     498,718    Sungard Data Systems, Inc., Term Loan A.......   Ba3         BB       1.99%            02/28/14             455,548
     500,000    Sungard Data Systems, Inc., Term Loan B.......   Ba3         BB       3.88%-3.90%      02/28/16             469,822
                                                                                                                      -------------
                                                                                                                          2,199,544
                                                                                                                      -------------
                TECHNOLOGY DISTRIBUTORS - 0.7%
     492,366    Sensata Technologies Finance Co., LLC,
                     Term Loan, First Lien....................   B3          B        2.00%-2.03%      04/27/13             435,129
                                                                                                                      -------------
                TRUCKING - 3.1%
     500,000    Oshkosh Corporation, Term Loan B..............   B2          BB-      6.29%-6.33%      12/06/13             498,333
     277,778    The Hertz Corporation, Prefunded Synthetic
                     Letter of Credit.........................   Ba1         BB-      2.04%            12/21/12             254,266
   1,379,802    The Hertz Corporation, Term Loan B............   Ba1         BB-      2.00%-2.04%      12/21/12           1,263,011
                                                                                                                      -------------
                                                                                                                          2,015,610
                                                                                                                      -------------

                TOTAL SENIOR FLOATING-RATE LOAN INTERESTS......................................................          85,398,898
                (Cost $91,348,687)                                                                                    -------------

SENIOR FLOATING-RATE NOTES - 0.4%

                LEISURE FACILITIES - 0.0%
     250,000    HRP Myrtle Beach (j) (k) (m) (o)..............   WR          NR       8.00%            04/01/12                   0
                                                                                                                      -------------
                SEMICONDUCTORS - 0.4%
     325,000     NXP B.V......................................   C           CC       3.03%            10/15/13             249,031
                                                                                                                      -------------

                TOTAL SENIOR FLOATING-RATE NOTES...............................................................             249,031
                (Cost $575,456)                                                                                       -------------

NOTES - 0.0%

                Homebuilding - 0.0%
     145,455    TOUSA, Inc. (Payment-In-Kind Election
                     Note) (j) (m) (n) (o)....................   NR          NR       14.75%           07/01/15                   0
                                                                                                                      -------------
                TOTAL NOTES....................................................................................                   0
                (Cost $87,273)                                                                                        -------------


                        See Notes to Financial Statements               Page 13



First Trust/Four Corners Senior Floating Rate Income Fund
Portfolio of Investments (a) (b) (Continued)
November 30, 2009 (Unaudited)

  Shares                                        Description                                                               Value
---------       ------------------------------------------------------------------------------------------            -------------

PREFERRED STOCKS - 0.0%

                HOMEBUILDING - 0.0%
         855    TOUSA, Inc. (8.0%, Series A Convertible Payment-
                     In-Kind Preferred Stock) (j) (k) (m) (o)                                                         $           0
                                                                                                                      -------------

                TOTAL PREFERRED STOCKS.........................................................................                   0
                (Cost $512,727)                                                                                       -------------

WARRANTS - 0.0%

                BROADCASTING - 0.0%
       1,543    Cumulus Media, Inc. (m) ......................                                                                1,667
                                                                                                                      -------------

                TOTAL WARRANTS.................................................................................               1,667
                (Cost $0)                                                                                             -------------


                TOTAL INVESTMENTS - 132.7%.....................................................................          85,649,596
                (Cost $92,524,143) (p)

                OUTSTANDING LOAN - (38.7)%.....................................................................         (25,000,000)

                NET OTHER ASSETS AND LIABILITIES - 6.0%........................................................           3,916,603
                                                                                                                      -------------
                NET ASSETS (Applicable to Common Shares) - 100.0%..............................................       $  64,566,199
                                                                                                                      =============

_______________________

(a) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common Shares.
(b) All or a portion of the investments are available to serve as collateral on the outstanding loan.
(c) Ratings below Baa3 by Moody's Investors Service, Inc. or BBB- by Standard & Poor's Ratings Group are considered to be below investment grade.
(d) Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.
(e) Senior Loans in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Interbank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate.
(f) This Senior Loan Interest was privately rated upon issuance. The rating agency does not provide ongoing surveillance on the rating.
(g) This DIP facility is partially drawn per Debtor-In-Possession Credit Agreement dated March 3, 2009.
(h)  Delayed Draw Loan (see Note 2D in the Notes to Financial Statements).
(i)  Represents commitment fee rate on unfunded loan commitment.
(j)  This borrower has filed for protection in federal bankruptcy court.
(k)  Non-income producing investment.
(l) This issuer is in default and interest is not being accrued by the Fund nor paid by the issuer.
(m) This investment is restricted and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. Prior to registration, restricted investments may only be resold in transactions exempt from registration (see Note 2E - Restricted Investments in the Notes to Financial Statements).
(n) This investment is a Senior Subordinated Payment-in-Kind Election Note whereby 1.00% of interest per annum is to be paid in cash and 13.75% of interest per annum is to be paid by the issuer, at its option (i) entirely in cash, (ii) entirely in Payment-in-Kind interest or (iii) in a combination of (i) and (ii). Interest is to be paid semi-annually; however, this issuer is in default and income is not being accrued.
(o) This investment is fair valued in accordance with valuation procedures adopted by the Fund's Board of Trustees.
(p) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of November 30, 2009, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $238,521 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $7,113,068.

NR    Not rated.
WR    Withdrawn rating

Page 14                See Notes to Financial Statements

First Trust/Four Corners Senior Floating Rate Income Fund
Portfolio of Investments (a) (b) (Continued)
November 30, 2009 (Unaudited)


--------------------------------------
Valuation Inputs

A summary of the inputs used to value the Fund's investments as of November 30, 2009 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                                        Level 2             Level 3
                               Total               Level 1            Significant         Significant
                            Market Value           Quoted             Observable         Unobservable
Valuation Inputs            at 11/30/2009          Prices                Inputs             Inputs
----------------            -------------       ------------         ------------        ------------
Senior Floating-Rate
    Loan Interests*         $85,398,898         $        --          $ 85,398,898        $         --
Senior Floating-Rate
    Notes*                      249,031                  --               249,031                  --
    Warrants*                     1,667                  --                 1,667                  --
                            -----------         -----------          ------------        ------------
Total Investments           $85,649,596         $        --          $ 85,649,596        $         --
                            ===========         ===========          ============        ============

* See the Portfolio of Investments for industry breakout.

                       See Notes to Financial Statements                Page 15

First Trust/Four Corners Senior Floating Rate Income Fund
Statement of Assets and Liabilities
November 30, 2009 (Unaudited)

ASSETS:
Investments, at value
    (Cost $92,524,143).......................................................................................       $  85,649,596
Cash.........................................................................................................           3,200,403
Prepaid expenses.............................................................................................              71,806
Receivables:
    Investment securities sold...............................................................................           1,440,215
    Interest.................................................................................................             319,844
                                                                                                                 ------------------
       Total Assets..........................................................................................          90,681,864
                                                                                                                 ------------------

LIABILITIES:
Outstanding loan.............................................................................................          25,000,000
Payables:
    Investment securities purchased..........................................................................             903,582
    Investment advisory fees.................................................................................              71,628
    Legal fees...............................................................................................              40,275
    Audit and tax fees.......................................................................................              30,747
    Interest and fees on loan................................................................................              26,593
    Printing fees............................................................................................              19,297
    Trustees' fees and expenses..............................................................................               9,548
    Administrative fees......................................................................................               6,918
    Custodian fees...........................................................................................               3,109
    Transfer agent fees......................................................................................               1,597
Other liabilities............................................................................................               2,371
                                                                                                                 ------------------
       Total Liabilities.....................................................................................          26,115,665
                                                                                                                 ------------------
NET ASSETS (Applicable to Common Shares).....................................................................       $  64,566,199
                                                                                                                 ==================

NET ASSETS consist of:
Paid-in capital..............................................................................................          93,654,522
Par value....................................................................................................              49,243
Accumulated net investment income (loss).....................................................................            (396,636)
Accumulated net realized gain (loss) on investments..........................................................         (21,866,383)
Net unrealized appreciation (depreciation) on investments....................................................          (6,874,547)
                                                                                                                 ------------------
NET ASSETS (Applicable to Common Shares).....................................................................       $  64,566,199
                                                                                                                 ==================

NET ASSET VALUE, per Common Share (par value $0.01 per Common Share).........................................       $       13.11
                                                                                                                 ==================

Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)..................           4,924,349
                                                                                                                 ==================

Page 16                See Notes to Financial Statements



First Trust/Four Corners Senior Floating Rate Income Fund
Statement of Operations
For the Six Months Ended November 30, 2009 (Unaudited)


INVESTMENT INCOME:
Interest.....................................................................................................       $   1,816,883
Other income.................................................................................................              61,189
                                                                                                                    ---------------
    Total investment income..................................................................................           1,878,072
                                                                                                                    ---------------

EXPENSES:
Investment advisory fees.....................................................................................             415,257
Interest and fees on loan....................................................................................             313,010
Tender offer fees............................................................................................             150,792
Legal fees...................................................................................................              96,120
Administrative fees..........................................................................................              51,032
Audit and tax fees...........................................................................................              28,071
Printing fees................................................................................................              20,679
Trustees' fees and expenses..................................................................................              19,676
Custodian fees...............................................................................................              15,525
Transfer agent fees..........................................................................................              11,631
Money Market Cumulative Preferred(R) Shares commission fees....................................................             1,728
Other........................................................................................................               6,285
                                                                                                                    ---------------
    Total expenses...........................................................................................           1,129,806
                                                                                                                    ---------------
NET INVESTMENT INCOME (LOSS).................................................................................             748,266
                                                                                                                    ---------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments......................................................................          (5,195,064)
Net change in unrealized appreciation (depreciation) on investments..........................................          12,835,460
                                                                                                                    ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS)......................................................................           7,640,396
                                                                                                                    ---------------
MONEY MARKET CUMULATIVE PREFERRED(R) SHARE DIVIDENDS (Note 5)..................................................           (14,629)
                                                                                                                    ---------------
NET INCREASE (DECREASE) IN NET ASSETS (APPLICABLE TO COMMON SHARES)
     RESULTING FROM OPERATIONS...............................................................................       $   8,374,033
                                                                                                                    ===============

                       See Notes to Financial Statements                Page 17



First Trust/Four Corners Senior Floating Rate Income Fund
Statements of Changes in Net Assets


                                                                                                Six Months
                                                                                                   Ended                 Year
                                                                                                11/30/2009               Ended
                                                                                                (Unaudited)            5/31/2009
                                                                                              ----------------     ----------------
OPERATIONS:
Net investment income (loss)..........................................................         $      748,266       $   4,092,517
Net realized gain (loss) on investments...............................................             (5,195,064)        (14,878,895)
Net change in unrealized appreciation (depreciation) on investments...................             12,835,460          (9,554,587)
Distributions to Money Market Cumulative Preferred(R) Shareholders from:
   Net investment income..............................................................                (14,629)           (628,680)
                                                                                              ----------------    ----------------
Net increase (decrease) in net assets applicable to Common Shares resulting
     from operations..................................................................              8,374,033         (20,969,645)
                                                                                              ----------------    ----------------

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
   Net investment income..............................................................             (1,046,424)         (3,447,546)
   Return of capital..................................................................                     --             (73,365)
                                                                                              ----------------    ----------------
Total distributions to Common Shareholders............................................             (1,046,424)         (3,520,911)
                                                                                              ----------------    ----------------

CAPITAL TRANSACTIONS:
Gain on purchase of Money Market Cumulative Preferred(R) Shares (Note 5)..............              1,016,250                  --
                                                                                              ----------------    ----------------
Net increase (decrease) in net assets applicable to Common Shares resulting
   from capital transactions..........................................................              1,016,250                  --
                                                                                              ----------------    ----------------
Total increase (decrease) in net assets applicable to Common Shares...................              8,343,859         (24,490,556)

NET ASSETS (Applicable to Common Shares):
Beginning of period...................................................................             56,222,340          80,712,896
                                                                                              ----------------    ----------------
End of period.........................................................................          $  64,566,199       $  56,222,340
                                                                                              ================    ================
Accumulated net investment income (loss) at end of period.............................          $    (396,636)      $     (83,849)
                                                                                              ================    ================

Page 18                See Notes to Financial Statements



First Trust/Four Corners Senior Floating Rate Income Fund
Statement of Cash Flows
For the Six Months Ended November 30, 2009 (Unaudited)


Cash flows from operating activities:
Net increase (decrease) in net assets applicable to Common Shares resulting
   from operations....................................................................        $     8,374,033
Adjustments to reconcile net increase (decrease) in net assets applicable to Common
   Shares resulting from operations to net cash provided by operating activities:
     Purchases of investments.........................................................            (26,090,844)
     Sales and maturities of investments..............................................             27,146,226
     Net amortization/accretion of premium/discount on investments....................               (359,973)
     Net realized gain/loss on investments............................................              5,195,064
     Net change in unrealized appreciation/depreciation on investments................            (12,835,460)

Changes in assets and liabilities:
     Increase in interest receivable..................................................                (19,542)
     Decrease in dividends receivable.................................................                     59
     Decrease in prepaid expenses.....................................................                 79,325
     Decrease in accumulated unpaid dividends on Money Market
        Cumulative Preferred(R) Shares................................................                 (3,105)
     Increase in interest and fees due on loan........................................                 23,879
     Increase in investment advisory fees payable.....................................                  5,186
     Decrease in audit and tax fees payable...........................................                (25,137)
     Increase in legal fees payable...................................................                 11,463
     Increase in transfer agent fees payable..........................................                     76
     Decrease in printing fees payable................................................                 (1,222)
     Decrease in administrative fees payable..........................................                 (1,352)
     Increase in custodian fees payable...............................................                  1,823
     Increase in Trustees' fees and expenses payable..................................                  9,548
     Decrease in accrued expenses and other liabilities...............................                 (4,449)
                                                                                              ----------------
Cash provided by operating activities.................................................                          $     1,505,598
                                                                                                                ----------------

Cash flows from financing activities:
     Distributions to Common Shareholders.............................................             (1,046,424)
     Purchase pursuant to a tender offer of Money Market Cumulative
          Preferred(R) Shares.........................................................            (20,325,000)
     Redemption of Money Market Cumulative Preferred(R) Shares........................             (1,675,000)
     Gain on purchase of Money Market Cumulative Preferred(R) Shares (Note 5).........              1,016,250
     Proceeds from borrowings.........................................................             25,500,000
     Repayments of borrowings.........................................................             (3,600,000)
                                                                                              ----------------
Cash used by financing activities.....................................................                                 (130,174)
                                                                                                                ----------------
Increase in cash......................................................................                                1,375,424
Cash at beginning of period...........................................................                                1,824,979
                                                                                                                ----------------
Cash at end of period.................................................................                          $     3,200,403
                                                                                                                ================

Supplemental disclosure of cash flow information:
Cash paid during the period for interest and fees.....................................                          $       289,131
                                                                                                                ================

                       See Notes to Financial Statements                Page 19



First Trust/Four Corners Senior Floating Rate Income Fund
Financial Highlights
For a Common Share outstanding throughout each period

                                                  Six Months
                                                    Ended         Year           Year          Year          Year           Year
                                                 11/30/2009      Ended          Ended         Ended         Ended          Ended
                                                 (Unaudited)   5/31/2009      5/31/2008     5/31/2007     5/31/2006      5/31/2005
                                                ------------  ------------  ------------  ------------  ------------  ------------
Net asset value, beginning of period...........   $    11.42    $    16.39    $    18.87    $    19.03    $    19.07    $    19.16
                                                  ----------    ----------    ----------    ----------    ----------    ----------
Income from investment operations:
 Net investment income (loss)..................         0.15          0.83          1.73          1.98          1.75          1.26
 Net realized and unrealized gain (loss).......         1.54         (4.95)        (2.31)        (0.08)         0.10          0.02
 Distributions paid to MMP (a) Shareholders from:
   Net investment income.......................        (0.00)(b)     (0.13)        (0.63)        (0.61)        (0.48)        (0.26)
                                                  ----------    ----------    ----------    ----------    ----------    ----------
 Total from investment operations..............         1.69         (4.25)        (1.21)         1.29          1.37          1.02
                                                  ----------    ----------    ----------    ----------    ----------    ----------
Distributions paid to Common Shareholders from:
   Net investment income.......................        (0.21)        (0.71)        (1.22)        (1.45)        (1.24)        (0.95)
   Net realized gain ..........................           --            --            --            --         (0.17)        (0.16)
   Return of capital...........................           --         (0.01)        (0.05)           --            --            --
                                                  ----------    ----------    ----------    ----------    ----------    ----------
 Total distributions to Common Shareholders....        (0.21)        (0.72)        (1.27)        (1.45)        (1.41)        (1.11)
                                                  ----------    ----------    ----------    ----------    ----------    ----------
 Gain on purchase of MMP (c)...................         0.21            --            --            --            --            --
                                                  ----------    ----------    ----------    ----------    ----------    ----------
 Net asset value, end of period................   $    13.11    $    11.42    $    16.39    $    18.87    $    19.03    $    19.07
                                                  ==========    ==========    ==========    ==========    ==========    ==========
 Market value, end of period...................   $    11.10    $     9.69    $    14.47    $    18.80    $    17.63    $    18.00
                                                  ==========    ==========    ==========    ==========    ==========    ==========
 Total return based on net asset value (d) (e)        17.13%      (24.61)%       (5.68)%         7.39%         8.12%         5.49%
                                                  ==========    ==========    ==========    ==========    ==========    ==========
 Total return based on market value (e) (f) ...       16.87%      (27.54)%      (16.42)%        15.49%         6.12%       (7.84)%
                                                  ==========    ==========    ==========    ==========    ==========    ==========
----------------------------------
Ratios to average net assets available
    to Common Shares:
Ratio of total expenses to average net assets.         3.59% (l)     3.68%         2.32%         2.18%         2.19%         2.09%
Ratio of net expenses to average net assets...         3.59% (l)     3.68%         2.29%         2.10%         2.07%         1.92%
Ratio of total expenses to average net assets
  excluding interest expense...................        2.60% (l)     2.54%         2.32%         2.18%         2.19%         2.09%
Ratio of net investment income (loss) to
  average net assets...........................        2.38% (l)     7.09%        10.15%        10.52%         9.12%         6.53%
Ratio of net investment income (loss) to
  average net assets net of MMP dividends (g)..        2.33% (l)     6.00%         6.44%         7.26%         6.63%         5.16%
Supplemental Data:
Portfolio turnover rate.......................           30%           19%           41%           92%           83%          113%
Net assets, end of period (in 000's)..........       $64,566       $56,222       $80,713       $92,919       $93,724       $93,919
Ratio of total expenses to total average
     Managed Assets (h).......................         2.64% (l)     2.15%         1.38%         1.35%         1.36%         1.31%
Ratio of net expenses to total average
     Managed Assets (h).......................         2.64% (l)     2.15%         1.36%         1.30%         1.29%         1.20%
Ratio of total expenses to total average
     Managed Assets excluding interest
     expense (h)..............................         1.91% (l)     1.49%         1.38%         1.35%         1.36%         1.31%
Preferred Shares and Loan Outstanding:
Total MMP Shares outstanding (c)..............            --           880         2,280         2,280         2,280         2,280
Liquidation and market value per MMP share (i)           N/A       $25,004       $25,025       $25,029       $25,024       $25,013
Asset coverage per share (j)..................           N/A       $88,889       $60,400       $65,754       $66,107       $66,193
Loan outstanding (in 000's)...................       $25,000       $ 3,100           N/A           N/A           N/A           N/A
Asset coverage per $1,000 of loan outstanding.       $ 3,583 (k)   $26,233 (k)       N/A           N/A           N/A           N/A

----------------------------------

(a) Money Market Cumulative Preferred(R) ("MMP") Shares.
(b) Amount represents less than $0.01 per share.
(c) As of November 5, 2009, the Fund no longer has any MMP Shares outstanding. See Note 5 - "Money Market Cumulative Preferred(R) Shares" in Notes to Financial Statements for more information about the Fund's MMP Share tender offer and redemption transactions.
(d) Total return based on net asset value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in net asset value per share and does not reflect sales load.
(e) Total return is not annualized for periods less than one year.
(f) Total return based on market value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in Common Share price.
(g) Ratio reflects the effect of distributions to MMP Shareholders.
(h) Managed Assets are calculated by taking the Fund's average daily gross asset value (which includes assets attributable to the Fund's MMP Shares, if MMP Shares are outstanding, and the principal amount of borrowings), minus the sum of the Fund's accrued and unpaid dividends on any outstanding MMP Shares, if MMP Shares are outstanding, and liabilities.
(i) Includes accumulated and unpaid distributions to MMP Shareholders.
(j) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the MMP Shares liquidation value), and dividing by the number of MMP Shares outstanding.
(k) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the MMP Shares liquidation value and the loan outstanding), and dividing by the outstanding loan balance in 000's.
(l) Annualized.

N/A Not Applicable

Page 20                See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


            First Trust/Four Corners Senior Floating Rate Income Fund
                          November 30, 2009 (Unaudited)


                               1. Fund Description

First Trust/Four Corners Senior Floating Rate Income Fund (the "Fund") is a diversified, closed-end management investment company organized as a Delaware statutory trust on May 13, 2003. The Fund was reorganized as a Massachusetts business trust on August 8, 2003 and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FCM on the NYSE Amex (formerly known as NYSE Alternext US and the AMEX).

The Fund's primary investment objective is to seek a high level of current income. As a secondary objective, the Fund attempts to preserve capital. The Fund pursues these objectives by investing in a portfolio of senior secured floating-rate corporate loans ("Senior Loans"). There can be no assurance that the Fund will achieve its investment objectives. Investing in Senior Loans involves credit risk and, during periods of generally declining credit quality, it may be particularly difficult for the Fund to achieve its secondary investment objective. The Fund may not be appropriate for all investors.


                       2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Portfolio Valuation:
The net asset value ("NAV") of the Common Shares of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund) and the liquidation value of any outstanding Preferred Shares, by the total number of Common Shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio investments, at fair value according to valuation procedures adopted by the Fund's Board of Trustees. A majority of the Fund's assets are valued using market information supplied by third parties. In the event that market quotations are not readily available, the pricing service does not provide a valuation for a particular asset, or the valuations are deemed unreliable, the Fund's Board of Trustees has designated First Trust Advisors L.P. ("First Trust") to use a fair value method to value the Fund's investments. Additionally, if events occur after the close of the principal market for particular securities (e.g., domestic debt and foreign securities), but before the Fund values its assets, that could materially affect NAV, First Trust may use a fair value method to value the Fund's investments. The use of fair value pricing by the Fund is governed by valuation procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act.

The Senior Loans in which the Fund invests are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially in the past several years, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are valued using information provided by a third party pricing service. If the pricing service cannot or does not provide a valuation for a particular Senior Loan or such valuation is deemed unreliable, First Trust may value such Senior Loan at a fair value according to valuation procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act.

Portfolio investments listed on any exchange other than the NASDAQ National Market ("NASDAQ") are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the investments are valued at the mean of the most recent bid and asked prices on such day. Investments traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio investments traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such investments. Portfolio investments traded in the over-the-counter market, but excluding investments traded on the NASDAQ, are valued at the closing bid prices. Short-term investments that mature in less than 60 days when purchased are valued at amortized cost.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (Continued)
--------------------------------------------------------------------------------


            First Trust/Four Corners Senior Floating Rate Income Fund
                          November 30, 2009 (Unaudited)


            o Level 1 - Level 1 inputs are quoted prices in active markets for identical securities. An active market is a market in which transactions for the security occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
            o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
                 o   Quoted prices for similar securities in active markets.
                 o Quoted prices for identical or similar securities in markets that are non-active. A non-active market is a market where there are few transactions for the security, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
                 o Inputs other than quoted prices that are observable for the security (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
                 o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
            o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the security.

The inputs or methodology used for valuing investments are not necessarily an indication of the risks associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of November 30, 2009 is included with the Fund's Portfolio of Investments.

B. Repurchase Agreements:
The Fund engages in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period.

This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at all times at least equal to the total amount of the repurchase obligation, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral investments, including the risk of a possible decline in the value of the underlying investments during the period while the Fund seeks to assert its rights. The Fund reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks. As of November 30, 2009, the Fund had no open repurchase agreements.

C. Investment Transactions and Investment Income:
Investment transactions are recorded as of the trade date. Realized gains and losses from investment transactions are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Market premiums and discounts are amortized over the expected life of each respective borrowing.

Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date; interest income on such investments is not accrued until settlement date. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments. As of November 30, 2009, the Fund had no when-issued or delayed-delivery purchase commitments.

D. Unfunded Loan Commitments:
The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund had unfunded delayed draw loan commitments of approximately $163,434 as of November 30, 2009. The Fund is obligated to fund these loan commitments at the borrower's discretion. Net unrealized appreciation from the commitments is $1,114 at November 30, 2009.

E. Restricted Investments:
The Fund invests in restricted investments, which are investments that cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. Prior to registration, restricted investments may only be resold in transactions exempt from registration. The Fund held restricted investments at November 30, 2009 as shown in the following table. The Fund does not have the right to demand that such investments be registered. These investments are valued according to the valuation procedures as stated in the Portfolio Valuation footnote (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted investment. There are no unrestricted investments with the same maturity dates and yields for these issuers.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (Continued)
--------------------------------------------------------------------------------


            First Trust/Four Corners Senior Floating Rate Income Fund
                          November 30, 2009 (Unaudited)


                                                                                                                   % of
                                                                                                                Net Assets
                                                                                                                Applicable
                                       Acquisition      Principal      Value          Current                    to Common
Security                                  Date        Value/Shares   Per Share     Carrying Cost   Value         Shares
---------------------------------------------------------------------------------------------------------------------------
Cumulus Media, Inc. - Warrants          6/29/09             1,543    $   1.08      $       --     $    1,667      0.00%
HRP Myrtle Beach - Senior Floating
     Rate Notes                         3/23/06      $    250,000          --         250,000             --      0.00
TOUSA, Inc. - Notes                     7/31/07(1)   $    145,455          --          87,273             --      0.00
TOUSA, Inc. - Preferred Stocks          7/31/07(1)            855          --         512,727             --      0.00
                                                                                   ____________________________________
                                                                                   $  850,000     $    1,667      0.00%
                                                                                   ====================================

(1) Security was acquired through a restructuring that was effective on July 31, 2007.

F. Dividends and Distributions to Shareholders:
The Fund will distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with the financing associated with leverage. If the Fund recognizes a long-term capital gain, it will be required to allocate such gain between the Common Shares and any Money Market Cumulative Preferred(R) Shares ("MMP Shares") issued by the Fund, if MMP Shares are issued and outstanding at the time, in proportion to the total dividends paid for the year. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investments held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

The tax character of distributions paid during the fiscal year ended May 31, 2009 is as follows:

Distributions paid from:

Ordinary Income................................    $      4,076,226
Return of Capital..............................              73,365

As of May 31, 2009, the components of distributable earnings on a tax basis are as follows:

Undistributed Ordinary Income..................    $             --
Net Unrealized Appreciation (Depreciation).....         (19,765,765)
Accumulated Capital and Other Losses ..........         (16,671,319)

G. Income Taxes:
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes.

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry realized capital losses forward for eight years following the year of loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At May 31, 2009, the Fund had available realized capital losses of $441,001, $646,089 and $6,322,407 to offset future net capital gains through the fiscal years ended 2014, 2016 and 2017, respectively.

Certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended May 31, 2009, the Fund intends to elect to defer net realized losses of $9,261,822 incurred from November 1, 2008 through May 31, 2009.

The Fund is subject to tax accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2006, 2007, 2008 and 2009 remain open to federal and state audit. As of November 30, 2009, management has evaluated the application of these standards to the Fund, and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax provisions.

H. Expenses:
The Fund pays all expenses directly related to its operations.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (Continued)
--------------------------------------------------------------------------------


            First Trust/Four Corners Senior Floating Rate Income Fund
                          November 30, 2009 (Unaudited)


 3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements

First Trust is a limited partnership with one limited partner, Grace Partners of DuPage. L.P., and one general partner, The Charger Corporation. First Trust serves as investment advisor to the Fund pursuant to an Investment Management Agreement. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and certain administrative services necessary for the management of the Fund. For these services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.97% of the Fund's Managed Assets, which are the average daily gross asset value of the Fund (which includes assets attributable to the Fund's MMP Shares, if MMP shares are outstanding, and the principal amount of borrowings), minus the sum of the Fund's accrued and unpaid dividends on any outstanding MMP Shares, if MMP Shares are outstanding, and liabilities.

Four Corners Capital Management, LLC ("Four Corners" or the "Sub-Advisor") serves as the Fund's investment sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. Four Corners receives an annual portfolio management fee of 0.56% of Managed Assets that is paid monthly by First Trust from its investment advisory fee.

In accordance with certain fee arrangements, PNC Global Investment Servicing (U.S.) Inc., an indirect, majority-owned subsidiary of The PNC Financial Services Group, Inc., serves as the Fund's Administrator, Fund Accountant and Transfer Agent. PFPC Trust Company, also an indirect, majority-owned subsidiary of The PNC Financial Services Group, Inc., serves as the Fund's Custodian in accordance with certain fee arrangements.

Deutsche Bank Trust Company Americas, a wholly-owned subsidiary of Deutsche Bank AG, served as the Fund's MMP Share transfer agent, registrar, dividend disbursing agent and redemption agent prior to the Fund's MMP Share tender offer and redemption transactions (see Note 5 below).

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid an annual retainer of $10,000 per trust for the first 14 trusts of the First Trust Fund Complex and an annual retainer of $7,500 per trust for each subsequent trust in the First Trust Fund Complex. The annual retainer is allocated equally among each of the trusts. No additional meeting fees are paid in connection with board or committee meetings.

Additionally, the Lead Independent Trustee is paid $10,000 annually, the Chairman of the Audit Committee is paid $5,000 annually and each of the Chairmen of the Nominating and Governance Committee and Valuation Committee is paid $2,500 annually to serve in such capacities, with such compensation paid by the trusts in the First Trust Fund Complex and divided among those trusts. Trustees are also reimbursed by the trusts in the First Trust Fund Complex for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee chairman will serve two-year terms which ended on December 31, 2009, before rotating to serve as a chairman of another committee or as Lead Independent Trustee. The officers and "Interested" Trustee receive no compensation from the trusts for serving in such capacities.


                     4. Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investments, excluding short-term investments, for the six months ended November 30, 2009 were $26,486,988 and $24,792,925, respectively.


                 5. Money Market Cumulative Preferred(R) Shares

The Fund's Declaration of Trust authorizes the issuance of an unlimited number of preferred shares of beneficial interest, par value $0.01 per share, in one or more classes or series, with rights as determined by the Board of Trustees without the approval of Common Shareholders. As described below, as of November 30, 2009, the Fund did not have any MMP Shares outstanding.

On April 9, 2009, the Fund was notified of a proposed nomination of two individuals for election to the Board of Trustees (the "Board") at the 2009 annual meeting of shareholders of the Fund by individuals representing approximately 88% of the MMP Shares then outstanding. At the request of such holders and as part of the Board's ongoing review of available options to provide liquidity to the holders of the MMP Shares, on June 15, 2009, the Fund entered into an agreement with such holders of MMP Shares pursuant to which the Fund agreed to commence an offer to purchase for cash up to 100% of the outstanding MMP Shares at a price equal to 95% of the liquidation preference of $25,000 per share ($23,750 per share) and such holders agreed to tender all of their MMP Shares and to withdraw their previous nomination of two nominees for election to the Board. The offer expired at 5:00 p.m. Eastern time on July 14, 2009 and holders of approximately 92.4% of the MMP Shares agreed to tender their MMP Shares in accordance with the offer. The difference between the purchase price ($23,750 per share) and the liquidation preference of $25,000 per share is included on the Statements of Changes in Net Assets and Statement of Cash Flows as a "Gain on purchase of Money Market Cumulative Preferred(R) Shares." The gain resulting from completion of the tender offer was $1,016,250.

The estimated total payment by the Fund for tendered MMP Shares, not including fees and expenses incurred in connection with the offer, was approximately $19,308,750 plus any unpaid dividends accrued through the expiration date of the offer. The Fund borrowed funds under its existing credit facility and used cash on hand to pay the purchase price for MMP Shares tendered. After the consummation of the offer on July 16, 2009, 67 MMP Shares remained outstanding.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (Continued)
--------------------------------------------------------------------------------


            First Trust/Four Corners Senior Floating Rate Income Fund
                          November 30, 2009 (Unaudited)


On October 12, 2009, First Trust announced the Fund's intention to redeem its remaining outstanding MMP Shares in the principal amount of $1,675,000. The Fund completed such redemption of MMP Shares on November 5, 2009. Following completion of such redemption, the Fund no longer has any MMP Shares outstanding.

For the six months ended November 30, 2009, tender offer and redemption transactions in MMP Shares were as follows:

                                                 MMP Shares    Liquidation Value
                                                 -------------------------------
Outstanding at 5/31/09.........................     880       $   22,000,000
Amount Tendered................................    (813)         (20,325,000)
Amount Redeemed................................     (67)          (1,675,000)
                                                  ---------------------------
Outstanding at 11/30/09........................      --       $           --
                                                  ===========================

                          6. Revolving Credit Facility

The Fund has entered into a Revolving Credit Facility ("Credit Facility") with The Bank of Nova Scotia, as agent, to be used as leverage for the Fund. The Credit Facility has an expiration date of May 11, 2010 and may be renewed annually. The Credit Facility provides for a secured line of credit for the Fund, where Fund assets are pledged against advances made to the Fund. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have an "asset coverage" of at least 300% (33-1/3% of the Fund's total assets after borrowings). The total commitment under the Credit Facility is $25,000,000. For the six months ended November 30, 2009, the average amount outstanding was $16,243,716. The borrowing rate under the Credit Facility is, at the option of the Fund, a per annum rate equal to either (i) the adjusted LIBOR rate for the interest period chosen by the Fund, plus 2.25% or (ii) the alternate base rate plus 1.25%. The high and low annual interest rates during the six months ended November 30, 2009, were 2.57% and 2.48%, respectively, with a weighted average interest rate of 2.51%. The annual interest rate in effect at November 30, 2009 was 2.49%. The Fund also pays additional borrowing costs, which includes a commitment fee at a rate per annum equal to 0.50% payable on the daily average of the unused commitment. On May 12, 2009 in connection with the annual extension of the expiration date of the Credit Facility, the Fund paid upfront closing fees of $100,000 and administration fees of $50,000, both of which are being amortized over a one-year period. Such expenses are included in "Interest and fees on loan" on the Statement of Operations.


                             7. Risk Considerations

Risks are inherent in all investing. The following summarizes some of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

Investment and Market Risk: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the investments owned by the Fund. The value of these investments, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Investment prices can fluctuate for several reasons including the general condition of the bond market, or when political or economic events affecting the issuers occur. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the investments is extremely limited or absent), the Fund may take temporary defensive positions.

Lower Grade Debt Instruments: The Senior Loans in which the Fund invests are generally lower grade. These lower grade debt instruments may become the subject of bankruptcy proceedings or otherwise subsequently default as to the repayment of principal and/or payment of interest or be downgraded to ratings in the lower rating categories. Lower grade debt instruments tend to be less liquid than higher grade debt instruments.

Leverage Risk: The use of leverage results in additional risks and can magnify the effect of any losses. The Fund borrowed pursuant to a leverage borrowing program and through the issuance of Preferred Shares, which constitutes a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The rights of lenders to receive payments of interest on and repayments of principal on any borrowings made by the Fund under a leverage borrowing program are senior to the rights of holders of Common Shares and the holders of Preferred Shares, with respect to the payment of dividends or upon liquidation. If the Fund is not in compliance with certain Credit Facility provisions, the Fund may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to Common Shares or Preferred Shares or purchase Common Shares or Preferred Shares.

Senior Loan Risk: In the event a borrower fails to pay scheduled interest or principal payments on a Senior Loan held by the Fund, the Fund will experience a reduction in its income and a decline in the market value of the Senior Loan, which will likely reduce dividends and lead to a decline in the net asset value of the Fund's Common Shares. If the Fund acquires a Senior Loan from another lender, for example, by acquiring a participation, the Fund may also be subject to credit risks with respect to that lender. The value of the collateral may not equal the Fund's investment when the Senior Loan is acquired or may decline

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (Continued)
--------------------------------------------------------------------------------


            First Trust/Four Corners Senior Floating Rate Income Fund
                          November 30, 2009 (Unaudited)


below the principal amount of the Senior Loan subsequent to the Fund's investment. Also, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, the Fund bears the risk that the stock may decline in value, be relatively illiquid, and/or may lose all or substantially all of its value, causing the Senior Loan to be under collateralized. Therefore, the liquidation of the collateral underlying a Senior Loan may not satisfy the issuer's obligation to the Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be readily liquidated.


                               8. Indemnification

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.


                              9. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through January 25, 2010, the date the financial statements were issued, and has determined that there were the following subsequent events:

On December 21, 2009, the Fund declared a dividend of $0.03 per share to Common Shareholders of record January 6, 2010, payable January 15, 2010.

On January 20, 2009, the Fund declared a dividend of $0.03 per share to Common Shareholders of record February 3, 2010, payable February 16, 2010.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------


            First Trust/Four Corners Senior Floating Rate Income Fund
                          November 30, 2009 (Unaudited)


                           Dividend Reinvestment Plan

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by PNC Global Investment Servicing (U.S.) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

         (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.

         (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE Amex (formerly known as the NYSE Alternext US and the AMEX) or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (800) 331-1710, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing PNC Global Investment Servicing (U.S.) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.


________________________________________________________________________________
                      Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund votes proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION - (Continued)
--------------------------------------------------------------------------------


            First Trust/Four Corners Senior Floating Rate Income Fund
                          November 30, 2009 (Unaudited)


                               Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.


                 Submission of Matters to a Vote of Shareholders

The Joint Annual Meeting of Shareholders of the First Trust/Four Corners Senior Floating Rate Income Fund and First Trust/Four Corners Senior Floating Rate Income Fund II was held on September 21, 2009. At the Annual Meeting, holders of Common and Preferred Shares of First Trust/Four Corners Senior Floating Rate Income Fund voting together elected Trustee Niel B. Nielsen for a three-year term. Holders of Preferred Shares elected Trustee Thomas R. Kadlec and Trustee Robert F. Keith each for one-year terms. The number of votes cast in favor of Niel B. Nielson was 4,079,979, the number of votes against was 361,970 and the number of abstentions was 482,467. The number of votes cast in favor of Thomas
R. Kadlec was 19, the number of votes against was 4 and the number of abstentions was 44. The number of votes cast in favor of Robert F. Keith was 19, the number of votes against was 4 and the number of abstentions was 44. James A. Bowen and Richard E. Erickson are the current and continuing Trustees.

[LOGO OMITTED]  FIRST TRUST



INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISOR
Four Corners Capital Management, LLC
555 South Flower Street, Suite 3300
Los Angeles, CA 90071

ADMINISTRATOR,
FUND ACCOUNTANT &
TRANSFER AGENT
PNC Global Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
PFPC Trust Company
8800 Tinicum Boulevard
Philadelphia, PA 19153

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

                               [BLANK BACK COVER]

Item 2. Code of Ethics.

Not applicable.



Item 3. Audit Committee Financial Expert.

Not applicable.



Item 4. Principal Accountant Fees and Services.

Not applicable.



Item 5. Audit Committee of Listed registrants.

Not applicable.



Item 6. Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.



Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.



Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)  Not applicable.

(b) There have been no changes, as of the date of filing, in any of the Portfolio Managers identified in response to paragraph (a)(1) of this item in the Registrant's most recent annual report on Form N-CSR.




Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.



Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.



Item 11. Controls and Procedures.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.



Item 12. Exhibits.

     (a)(1) Not applicable.

     (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
            Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3) Not applicable.

     (b)    Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
            Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) First Trust/Four Corners Senior Floating Rate Income Fund
             ---------------------------------------------------------

By (Signature and Title)* /s/ James A. Bowen
                          --------------------------------------
                          James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                          (principal executive officer)

Date   January 25, 2010
       ------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ James A. Bowen
                          --------------------------------------
                          James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                          (principal executive officer)

Date   January 25, 2010
       ------------------------


By (Signature and Title)* /s/ Mark R. Bradley
                          ---------------------------------------
                          Mark R. Bradley, Treasurer, Controller, Chief Financial Officer and Chief Accounting Officer (principal financial officer)

Date   January 25, 2010
       ------------------------



* Print the name and title of each signing officer under his or her signature.